SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 22, 2001
------------------------------
(Earliest Event Reported)

Total System Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of	(Commission File	(IRS Employer Identification
Incorporation)	Number)	Number)

1600 First Avenue, Columbus, Georgia 31901
-----------------------------------------------------
(Address of principal executive offices)

(706) 649-2267
-------------------------------------
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On October 22, 2001, Total System Services, Inc. ("Registrant") issued a press release announcing a 10-year extension to its long-term credit card processing agreement with Providian Financial Corporation.

A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Financial Statements - None.
(b) Pro Forma Financial Information - None.
(c) Exhibits
99 - Registrant's press release, October 22, 2001.

                                                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. ("Registrant")

Dated: October 22, 2001	By:/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

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